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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                 OCTOBER 4, 2000
                Date of Report (date of earliest event reported)

                         AURORA BIOSCIENCES CORPORATION
               (Exact name of Registrant as specified in charter)

              DELAWARE                        0-22669                     33-0669859
 --------------------------------- ---------------------------- -----------------------------
  (State or other jurisdiction of     (Commission File Number)          (I.R.S. Employer
           incorporation)                                              Identification No.)



                             11010 N. TORREYANA ROAD
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (858) 404-6600



                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 2. OTHER EVENTS.

        On October 20, 2000, Aurora Biosciences Corporation, a Delaware corporation ("Aurora"), issued a press release announcing its acquisition of Quorum Sciences, Inc. The acquisition was completed on October 4, 2000. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)     99.1 Press Release issued on October 20, 2000 by Aurora.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AURORA BIOSCIENCES CORPORATION


                                        By: /s/ Stuart J.M. Collinson
                                           -------------------------------------
                                           Stuart J.M. Collinson,
                                           Chief Executive Officer and President


Date:   November 2, 2000



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                                INDEX TO EXHIBITS

        99.1. Press Release issued on October 20, 2000 by Aurora Biosciences Corporation